Exhibit 99.2

Condensed Interim Consolidated Financial Statements of

Wow Unlimited Media Inc.

For the three months ended March 31, 2022 and 2021

(Unaudited)

Wow Unlimited Media Inc.

Condensed Interim Consolidated Statements of Financial Position

As at March 31, 2022 and December 31, 2021 (Unaudited)

Expressed in Canadian dollars

	Note	March 31, 2022	December 31, 2021
ASSETS
Current
Cash and cash equivalents		$3,315,776	$3,622,620
Trade and other accounts receivable	3	42,634,114	43,028,868
Prepaid expenses, deposits and other		1,443,558	1,686,476
		47,393,448	48,337,964
Property, plant and equipment		13,562,816	13,764,611
Investment in film and television programming	4	16,991,998	17,340,134
Other intangible assets	5	419,533	492,117
Goodwill		2,504,734	2,564,734
Long-term accounts receivable	3	96,639	276,860
Deposits		106,389	106,142
		33,682,109	34,544,598
TOTAL ASSETS		$81,075,557	$82,882,562

LIABILITIES
Current
Bank indebtedness	7	$1,836,993	$976,265
Accounts payable and accrued liabilities		7,468,691	8,586,911
Interim production financing	7	21,081,179	22,282,119
Deferred revenue	10	22,511,063	23,426,829
Current portion of lease obligations		2,993,580	2,948,340
Other current liabilities		1,057,548	1,000,505
		56,949,054	59,220,969
Lease obligations		11,718,981	12,299,432
Convertible debentures	8	4,477,791	4,444,236
Other non-current liabilities		71,598	127,745
		16,268,370	16,871,413
TOTAL LIABILITIES		73,217,424	76,092,382
SHAREHOLDERS' EQUITY
Share capital		84,969,758	84,969,758
Reserves		5,494,125	5,716,393
Accumulated deficit		(82,605,750)	(83,895,971)
TOTAL SHAREHOLDERS' EQUITY		7,858,133	6,790,180
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY		$81,075,557	$82,882,562

Going concern (Note 2 (d)), Subsequent event (Note 17)

Approved by the Directors:

“Michael A. Jaffa”	“Robert L. Denton”

Michael A. Jaffa, Director	Robert L. Denton, Director

See accompanying notes to these unaudited condensed interim consolidated financial statements.

2

Wow Unlimited Media Inc.

Condensed Interim Consolidated Statements of Comprehensive Income (Loss)

For the three months ended March 31, 2022 and 2022 (Unaudited)

Expressed in Canadian dollars

		For the three months ended
	Note	March 31, 2022	March 31, 2021

Revenue	10	$23,065,542	$14,955,130

Expenses
Operating	11	17,422,680	10,840,288
Depreciation and amortization		3,170,679	2,300,891
General and administration	11	649,043	612,675
Forgiveness of CRTC tangible benefits obligation	6	–	(584,538)
Share-based compensation expense	13	35,289	55,908
Income (loss) before finance costs		1,787,851	1,729,906
Finance costs	14	497,630	397,585
Net income (loss)		$1,290,221	$1,332,321

Other comprehensive (income) loss:
Item that may be reclassified subsequently to profit or loss:

Foreign currency translation adjustment		257,557	137,439
Total comprehensive income (loss)		$1,032,664	$1,194,882

Earnings (loss) per share
- basic	12	$0.04	$0.04
- diluted	12	$0.03	$0.04

See accompanying notes to these unaudited condensed interim consolidated financial statements.

3

Wow Unlimited Media Inc.

Condensed Interim Consolidated Statements of Changes in Shareholders’ Equity

For the three months ended March 31, 2022 and 2021 (Unaudited)

Expressed in Canadian dollars

					Reserves
	Note	Number of non-voting shares issued	Number of common voting shares issued (1)	Share capital	Equity component of convertible debentures	Warrant reserve	Share-based payment reserve	Foreign currency translation reserve	Accumulated deficit	Total

Balance as at January 1, 2021		2,581,757	29,442,557	$84,969,758	$534,235	$1,275,747	$4,716,526	$(1,052,787)	(87,072,132)	$3,371,347
Three months ended March 31, 2021
Net loss		–	–	–	–	–	–	–	1,332,321	1,332,321
Other comprehensive income (loss)		–	–	–	–	–	–	(137,439)	–	(137,439)
Total comprehensive income (loss) for the period		–	–	–	–	–	–	(137,439)	1,332,321	1,194,882
Equity settled share-based compensation expense	13	–	–	–	–	–	55,908	–	–	55,908
Balance as at March 31, 2021		2,581,757	29,442,557	84,969,758	534,235	1,275,747	4,772,434	(1,190,226)	(85,739,811)	4,622,137
Nine months ended December 31, 2021
Net loss		–	–	–	–	–	–	–	1,843,840	1,843,840
Other comprehensive income (loss)		–	–	–	–	–	–	147,354	–	147,354
Total comprehensive income (loss) for the period		–	–	–	–	–	–	147,354	1,843,840	1,991,194
Equity settled share-based compensation expense	13	–	–	–	–	–	176,849	–	–	176,849
Balance as at December 31, 2021		2,581,757	29,442,557	84,969,758	534,235	1,275,747	4,949,283	(1,042,872)	(83,895,971)	6,790,180
Three months ended March 31, 2022
Net income (loss)		–	–	–	–	–	–	–	1,290,221	1,290,221
Other comprehensive income (loss)		–	–	–	–	–	–	(257,557)	–	(257,557)
Total comprehensive income (loss) for the period		–	–	–	–	–	–	(257,557)	1,290,221	1,032,664
Equity settled share-based compensation expense	13	–	–	–	–	–	35,289	–	–	35,289
Balance as at March 31, 2022		2,581,757	29,442,557	$84,969,758	$534,235	$1,275,747	$4,984,572	$(1,300,429)	$(82,605,750)	$7,858,133

(1) The common voting shares issued are inclusive of common voting shares, and variable voting shares.

See accompanying notes to these unaudited condensed interim consolidated financial statements.

4

Wow Unlimited Media Inc.

Condensed Interim Consolidated Statements of Cash Flows

For the three months ended March 31, 2022 and 2021 (Unaudited)

Expressed in Canadian dollars

		For the three months ended
	Note	March 31, 2022	March 31, 2021

OPERATING ACTIVITIES
Net income (loss)		$1,290,221	$1,332,321
Items not involving cash:
Depreciation and amortization		716,748	466,579
Amortization of investment in film and television programming	4	2,387,660	1,635,197
Amortization of other intangible assets	5	66,271	199,115
Share-based compensation expense	13	35,289	55,908
Finance costs	14	497,630	397,585
Forgiveness of CRTC tangible benefits obligation	6	–	(584,538)
Paycheck Protection Program loan forgiveness	7(e)	–	(791,813)
Other non-cash losses (gains)		(85,164)	(103,254)
		4,908,655	2,607,100
Investment in film and television programming		(2,974,989)	(4,692,718)
Changes in non-cash working capital and other	16	(230,294)	(268,938)
Cash generated by (used in) operating activities		1,703,372	(2,354,556)

FINANCING ACTIVITIES
Proceeds from interim production financing	7	4,580,054	5,145,268
Repayment of interim production financing	7	(5,961,887)	(2,031,275)
Interest paid		(283,963)	(241,397)
Repayment of lease obligations		(790,748)	(407,687)
Cash generated by (used in) financing activities		(2,456,544)	2,464,909

INVESTING ACTIVITIES
Purchase of property, plant and equipment		(403,532)	(9,929)
Purchase of other intangible assets	5	–	(56,390)
Cash generated by (used in) investing activities		(403,532)	(66,319)

Increase (decrease) in cash and cash equivalents for the period		(1,156,704)	44,034
Effect of foreign exchange on cash and cash equivalents		(10,868)	(33,470)
Cash and cash equivalents, beginning of the period	16(b)	2,646,355	2,138,161
Cash and cash equivalents, end of the period	16(b)	$1,478,783	$2,148,725

Supplemental information (Note 16)

See accompanying notes to these unaudited condensed interim consolidated financial statements.

5

Wow Unlimited Media Inc.

Notes to the Condensed Interim Consolidated Financial Statements

For the three months ended March 31, 2022 and 2021 (Unaudited)

Expressed in Canadian dollars

1.	Nature of operations

Wow Unlimited Media Inc. (together with its subsidiaries, “Wow Unlimited” or the “Company”) is a publicly listed company on the TSX Venture Exchange (“TSX-V”) under the symbol “WOW” and on the OTCQX Best Market (“OTCQX”) under the symbol “WOWMF”. The Company is incorporated under the laws of the Province of British Columbia with limited liability and extra-provincially registered to conduct business in the Province of Ontario. Wow Unlimited is involved in the production and distribution of animated content for film, television, and online distribution channels. The Company’s wholly owned subsidiary, Frederator Networks Inc. (“Frederator”), is incorporated in the United States of America, in the State of Delaware and is registered to operate in the States of New York and California.

The Company’s head office is located at 55 Sudbury Street, Toronto, Ontario, M6J 3S7. The Company’s registered office is located at 200-2025 West Broadway, Vancouver, British Columbia, V6J 1Z6.

Subsequent to quarter-end, the Company was acquired by Genius Brands International, Inc. The common voting shares and the variable voting shares of the Company were delisted from the TSX-V and OTCQX on April 8, 2022. The Company ceased to be a reporting issuer in British Columbia, Alberta, Ontario, and Quebec. See Note 17 for further details.

2.	Basis of presentation

(a)	Statement of compliance

These condensed interim consolidated financial statements have been prepared in accordance with International Accounting Standard 34 - Interim Financial Reporting (“IAS 34”) as issued by the International Accounting Standards Board (“IASB”). They do not include all of the information required for annual financial statements and should be read in conjunction with the annual audited consolidated financial statements for the year ended December 31, 2021.

Select explanatory notes are included to explain events and transactions that are significant to an understanding of the changes in the Company’s financial position and performance since December 31, 2021, the date of the most recent annual audited consolidated financial statements. The accounting policies applied in these condensed interim consolidated financial statements are the same as those applied in the Company’s most recent annual audited consolidated financial statements.

These condensed interim consolidated financial statements were authorized for issue by the Directors on June 6, 2022.

(b)	Basis of measurement

These condensed interim consolidated financial statements have been prepared on a going concern basis under the historical cost basis, except for certain financial assets and financial liabilities which are measured at fair value.

All subsidiaries are 100% owned by the Company except for the following entity: Frederator Books LLC (51% interest).

6

Wow Unlimited Media Inc.

Notes to the Condensed Interim Consolidated Financial Statements

For the three months ended March 31, 2022 and 2021 (Unaudited)

Expressed in Canadian dollars

(c)	Critical accounting judgments and key sources of estimation uncertainty

On March 11, 2020, the World Health Organization (“WHO”) characterized COVID-19 as a global pandemic. COVID-19 did not have a material impact on the Company’s anticipated revenues and the assumptions utilized in determining the recoverable amounts of the Company’s right-of-use assets, other intangible assets, property, plant, and equipment, investment in film and television programming, goodwill, or cash-generating units in these condensed interim consolidated financial statements. The extent to which COVID-19 impacts the Company’s business will depend on future developments, which are highly uncertain and cannot be predicted at this time. These future developments affect the judgments and estimates described in the Company’s annual audited consolidated financial statements for the year ended December 31, 2021. Management continues to evaluate potential operational and financial risks to the Company as a result of the pandemic, including the impact on its judgments, estimates, accounting policies and amounts recognized in these condensed interim consolidated financial statements.

Depending on the severity and duration of COVID-19, the realizable value of the Company’s assets subsequent to March 31, 2022 may be materially affected.

(d)	Going concern

These condensed interim consolidated financial statements have been prepared using the going concern assumption, which assumes that the Company will continue in operation for the foreseeable future and be able to realize its assets and settle its liabilities in the normal course of business. For the three months ended March 31, 2022, the Company had positive cash flows from operating activities of $1,703,372 (three months ended March 31, 2021 – negative $2,354,556), and at March 31, 2022, had net current liabilities of $9,555,606 (December 31, 2021 – net current liabilities $10,883,005).

The Company’s future operations are dependent upon many factors, including the ability to generate additional earnings and obtaining additional equity and/or debt financing in order to meet its planned business objectives.

The Company will need to raise funds through public or private equity and/or debt financings. This funding may not be available on acceptable terms, or at all, and may be dilutive to shareholder interests. If the Company is unable to generate positive cash flows or obtain adequate financing, the Company may need to curtail operations. These factors may cast significant doubt on the Company’s ability to continue as a going concern. Should the Company be unable to realize its assets and discharge its liabilities in the normal course of business, the net realizable value of its assets may be materially less than the carrying amounts on the condensed interim consolidated statement of financial position. Subsequent to March 31, 2022, the Company was acquired by Genius Brands International, Inc. See Note 17 for further details.

3.	Trade and other accounts receivable

	March 31, 2022	December 31, 2021

Trade receivables	$12,405,133	$14,271,843
Tax credits receivable	29,607,710	28,091,981
Other receivables	717,910	941,904
	$42,730,753	$43,305,728
Less long-term accounts receivable	(96,639)	(276,860)
Current portion of accounts receivable	$42,634,114	$43,028,868

7

Wow Unlimited Media Inc.

Notes to the Condensed Interim Consolidated Financial Statements

For the three months ended March 31, 2022 and 2021 (Unaudited)

Expressed in Canadian dollars

Trade receivables include $666,346 (December 31, 2021 - $nil) of unbilled accounts receivable for services rendered prior to invoicing.

4.	Investment in film and television programming

	Distribution rights	Productions in development	Productions in progress	Completed productions	Total

Cost
As at January 1, 2022	$4,458,671	$2,706,911	$4,887,216	$51,750,644	$63,803,442
Additions, net of government assistance and third party contributions	–	143,830	2,330,869	–	2,474,699
Disposals	–	(285,999)	–	–	(285,999)
Transfer to completed productions	–	–	(2,488,489)	2,488,489	–
Exchange difference	(73,973)	(3,158)	–	(739,429)	(816,560)
Balance at March 31, 2022	4,384,698	2,561,584	4,729,596	53,499,704	65,175,582

Accumulated amortization and impairment
As at January 1, 2022	$4,443,919	$1,715,451	$–	$40,303,938	$46,463,308
Additions	14,629	–	–	2,373,031	2,387,660
Exchange difference	(73,850)	–	–	(593,534)	(667,384)
Balance at March 31, 2022	$4,384,698	$1,715,451	$–	$42,083,435	$48,183,584

Carrying amount
December 31, 2021	$14,752	$991,460	$4,887,216	$11,446,706	$17,340,134
March 31, 2022	$–	$846,133	$4,729,596	$11,416,269	$16,991,998

Additions to productions in progress include interest capitalized of $142,436 for the three months ended March 31, 2022 (three months ended March 31, 2021 – $185,616).

There were no impairments recorded against productions for the three months ended March 31, 2022, nor was there an indication that impairments previously recorded should be reversed (three months ended March 31, 2021 – $nil and impairment reversal of $nil).

8

Wow Unlimited Media Inc.

Notes to the Condensed Interim Consolidated Financial Statements

For the three months ended March 31, 2022 and 2021 (Unaudited)

Expressed in Canadian dollars

5.	Other intangible assets

	Animation network	Brands	Software	Total

Cost
Balance as at January 1, 2022	$8,103,154	$562,364	$1,206,414	$9,871,932
Additions	–	–	–	–
Disposals and retirements	–	–	–	–
Exchange difference	(189,566)	(13,156)	–	(202,722)
Balance at March 31, 2022	$7,913,588	$549,208	$1,206,414	$9,669,210

Accumulated amortization and impairment
Balance as at January 1, 2022	$8,103,154	$283,525	$993,136	$9,379,815
Additions	–	13,940	52,331	66,271
Disposals and retirements	–	–	–	–
Exchange difference	(189,566)	(6,843)	–	(196,409)
Balance at March 31, 2022	$7,913,588	$290,622	$1,045,467	$9,249,677

Carrying amount
December 31, 2021	$–	$278,839	$213,278	$492,117
March 31, 2022	$–	$258,586	$160,947	$419,533

6.	Broadcasting license

On February 5, 2021, the Canadian Radio-television and Telecommunications Commission (“CRTC”) announced in its ‘Broadcasting Decision 2021-51’ that it had approved the Company’s application to revoke its Broadcast License. The revocation of the Broadcasting License also nullified the Company’s requirement to invest $687,000 of tangible benefits into the Canadian broadcasting system over a seven-year period. The tangible benefits obligation was assessed in 2018, as a requirement by the CRTC, in its decision to approve the Company’s acquisition of a Broadcasting License from Bell Media Inc. The present value of the tangible benefits obligation of $558,745 was initially capitalized to the ‘Broadcast License’ intangible asset, as a directly attributable cost of bringing the asset to its working condition. In 2019, as part of its annual impairment assessment, management reviewed the carrying value of its Broadcasting License and fully impaired the asset. As a result of the CRTC’s Broadcasting Decision on February 5, 2021, the Company derecognized the tangible benefits obligation in ‘other current’ and ‘other non-current liabilities’ and recognized a recovery of $584,538 into the condensed interim consolidated statements of comprehensive income (loss) in the first quarter of 2021.

9

Wow Unlimited Media Inc.

Notes to the Condensed Interim Consolidated Financial Statements

For the three months ended March 31, 2022 and 2021 (Unaudited)

Expressed in Canadian dollars

7.	Bank indebtedness and Interim production financing

			March 31, 2022		December 31, 2021
	Currency	Date of maturity	Facility amount[1] (CAD)	Carrying amount (CAD)[2]	Facility amount[1] (CAD)	Carrying amount (CAD)[2]

Interim production financing	CAD	On demand	$35,827,702	$20,032,368	$33,316,177	$20,457,170
Interim production financing	USD	On demand	2,190,591	1,048,811	9,451,550	1,824,949
			$38,018,293	$21,081,179	$42,767,727	$22,282,119
Bank indebtedness	CAD	On demand	5,000,000	1,836,993	5,000,000	976,265
			$43,018,293	$22,918,172	$47,767,727	$23,258,384

[1] Facility amount of the loans represents the maximum facility available, excluding interest reserve
[2] Carrying amount represents the amount drawn as at March 31, 2022 and December 31, 2021, including interest reserve

(a)	Interim production financing

The Company’s interim production financing facilities with a Canadian bank bear interest at rates ranging from bank prime plus 1.00% - 1.75% per annum. The interim production financing facilities are generally repayable on demand and are generally secured by a combination of federal and provincial tax credits, other government incentives, production service agreements, and license agreements.

(b)	Bank indebtedness

The Company has a $5,000,000 revolving demand facility with a Canadian bank. The Company can make draws under the revolving demand facility utilizing Canadian dollar bank overdrafts. Canadian dollar bank overdrafts bear interest at a rate equal to bank prime plus 2.00% per annum and can be prepaid at any time without penalty and without notice.

Draws under the revolving demand facility can be made in Canadian or US dollars at the option of the Company by way of bank prime rate loans, Canadian Bankers’ Acceptances, US Libor, or letters of credit and the aggregate of principal amounts outstanding shall not exceed the facility limit at any time. Canadian or US dollar bank prime borrowings bear interest at a rate equal to bank prime plus 2.00% per annum. For other draws under the revolving facility, the respective loans bear interest at a rate equal to Canadian Bankers’ Acceptances or US Libor plus 3.75% per annum.

As at March 31, 2022 and December 31, 2021, the Company was in compliance with all covenants.

10

Wow Unlimited Media Inc.

Notes to the Condensed Interim Consolidated Financial Statements

For the three months ended March 31, 2022 and 2021 (Unaudited)

Expressed in Canadian dollars

(c)	Equipment lease line

As at March 31, 2022, the Company had drawn down $7,914,903 of equipment under the Facility’s $8,000,000 equipment lease line (December 31, 2021 - $7,914,903). Each transaction will have specific financing terms in respect of the leased equipment such as term, finance amount, rate, and payment terms. The Company has recorded right-of-use assets and lease obligations for the leased equipment acquired in respect of these draws.

(d)	Treasury risk management facility

As at March 31, 2022, there were no outstanding amounts drawn under the Facility’s treasury risk management facility (December 31, 2021 - $nil). The treasury risk management facility has a limit of $500,000.

The maximum term for foreign exchange forward contracts and interest rate swaps is up to one year.

(e)	Paycheck protection program loan

On April 28, 2020, Frederator received an unsecured advance of $625,000 USD ($854,313 CAD) under the Paycheck Protection Program (“PPP”), which was guaranteed by the US Small Business Administration (“US SBA”), pursuant to the Coronavirus Aid, Relief and Economic Security Act. After satisfying certain conditions, a loan forgiveness application was filed in November 2020 and on February 6, 2021, the Company was informed that it had been granted full loan forgiveness by the US SBA. In accordance with IAS 20 – Accounting for Government Grants and Disclosure of Government Assistance, the Company recognized loan forgiveness of $791,813 ($625,000 USD) in operating expenses in the condensed interim consolidated statement of income (loss) and comprehensive income (loss) in the first quarter of 2021 (Note 11).

8.	Convertible debentures

The Company issued unsecured subordinated convertible debentures (“Debentures”) in the amount of $4,700,000 on the closing of a non-brokered private placement offering that was completed in two tranches. The first tranche was completed on November 17, 2020, for gross proceeds of $2,639,000 and the second tranche was completed on December 14, 2020, for gross proceeds of $2,061,000. The Debentures accrue interest at a rate of 9.5% per annum payable quarterly in arrears and are convertible into common shares of the Company at a price of $0.55 per share. The Debentures mature on November 17, 2023 and are governed by the terms of an indenture between the Company and Computershare Trust Company of Canada.

A continuity of the amounts recorded for convertible debentures and the equity component during the three months ended March 31, 2022, is as follows:

	Convertible debentures	Equity component of convertible debentures	Total
Balance at January 1, 2022	$4,444,236	$534,235	$4,978,471
Interest accretion expense	143,651	–	143,651
Interest payable recorded in accounts payable and accrued liabilities	(110,096)	–	(110,096)
Balance at March 31, 2022	$4,477,791	$534,235	$5,012,026

11

Wow Unlimited Media Inc.

Notes to the Condensed Interim Consolidated Financial Statements

For the three months ended March 31, 2022 and 2021 (Unaudited)

Expressed in Canadian dollars

Subsequent to the end of the quarter, the Debentures were settled as part of the acquisition by Genius Brands International, Inc. See Note 17 for further details.

9.	Segmented information

The Company operates and evaluates its business based on its products and services, and the mediums in which they are brought to market. The Company has two reportable segments: (i) Animation Production, and (ii) Networks and Platforms.

The Company measures segment performance based on revenues reported in accordance with IFRS and segment profit and loss. The following tables summarize the operating performance and assets of the reporting segments:

	For the three months ended
March 31, 2022	Animation Production	Networks and Platforms	Total
Segment and external revenues	$16,235,803	$6,829,739	$23,065,542
Operating expenses	10,706,386	6,716,294	17,422,680
Amortization of investment in film and television programming	2,387,660	–	2,387,660
Depreciation and amortization	768,431	648	769,079
Finance costs	497,630	–	497,630
Segment profit (loss)	$1,875,696	$112,797	1,988,493
Amortization of acquisition-related intangibles			13,940
General and administration			649,043
Share-based compensation expense			35,289
Income (loss) before taxes			$1,290,221
Capital expenditures
Investment in film and television programming	$2,474,699	$–	$2,474,699
Property, plant & equipment	$656,037	$3,032	$659,069

12

Wow Unlimited Media Inc.

Notes to the Condensed Interim Consolidated Financial Statements

For the three months ended March 31, 2022 and 2021 (Unaudited)

Expressed in Canadian dollars

	For the three months ended
March 31, 2021	Animation Production	Networks and Platforms	Total
Segment and external revenues	$8,693,356	$6,261,774	$14,955,130
Operating expenses	5,344,623	5,495,665	10,840,288
Amortization of investment in film and television programming	1,566,689	68,508	1,635,197
Depreciation and amortization	528,695	139	528,834
Finance costs	394,479	3,106	397,585
Segment profit (loss)	$858,870	$694,356	1,553,226
Amortization of acquisition-related intangibles			136,860
Forgiveness of CRTC tangible benefits obligation			(584,538)
General and administration			612,675
Share-based compensation expense			55,908
Income (loss) before taxes			$1,332,321
Capital expenditures
Investment in film and television programming	$3,141,548	$–	$3,141,548
Other intangible assets	$56,390	$–	$56,390
Property, plant & equipment	$112,087	$–	$112,087

The tangible benefits obligation is related to the Company’s former Broadcasting license that was an inactive stand-alone asset not grouped with assets or groups of CGUs comprising the Company’s operating segments. Forgiveness of the CRTC tangible benefits obligation associated with the Broadcasting License has been excluded from segment profit as it does not impact operating decisions taken by the Company’s management and is based upon the way the performance of the Company’s business is evaluated in the Company’s internal management reports.

10.	Revenue

(a)	Disaggregation of revenue from contracts with customers

The Company’s primary sources of revenue are as follows:

	For the three months ended
March 31, 2022	Animation Production	Networks and Platform	Total
Point in time	$3,658,192	$6,829,739	$10,487,931
Over time	12,577,611	–	12,577,611
	$16,235,803	$6,829,739	$23,065,542

13

Wow Unlimited Media Inc.

Notes to the Condensed Interim Consolidated Financial Statements

For the three months ended March 31, 2022 and 2021 (Unaudited)

Expressed in Canadian dollars

	For the three months ended
March 31, 2021	Animation Production	Networks and Platform	Total
Point in time	$2,110,002	$6,261,774	$8,371,776
Over time	6,583,354	–	6,583,354
	$8,693,356	$6,261,774	$14,955,130

The approximate revenue based on geographic location of customers is as follows:

	For the three months ended
	March 31, 2022	March 31, 2021
United States	$16,155,926	$12,990,713
Canada	5,379,892	530,682
United Kingdom[1]	1,529,724	1,433,735
	$23,065,542	$14,955,130

1 United Kingdom revenues relate to contracts with a customer that were denominated in USD.

(b)	Contract balances

Trade receivables and unbilled accounts receivable are disclosed in Note 3.

The Company’s only contract related liabilities are deferred revenue, which reflects the timing difference between the receipt of cash and the recognition of revenue. The following table reflects the movement in deferred revenue as a result of cash received and revenue recognized in the three months ended March 31, 2022:

Deferred revenue

Balance as at January 1, 2022	$23,426,830
Revenue recognized that was included in the deferred revenue balance at the beginning of the period	(13,161,053)
Increases due to cash received, excluding amounts recognized as revenue during the period	12,253,257
Exchange difference	(7,971)
Balance as at March 31, 2022	$22,511,063

14

Wow Unlimited Media Inc.

Notes to the Condensed Interim Consolidated Financial Statements

For the three months ended March 31, 2022 and 2021 (Unaudited)

Expressed in Canadian dollars

11.	Nature of expenses

	For the three months ended
Operating expenses	March 31, 2022	March 31, 2021
Employee costs	$12,432,244	$8,358,316
Refundable tax credits	(4,905,292)	(3,614,371)
Contractors and other third party expenses	8,436,402	5,970,774
Rent and occupancy	261,805	163,836
IT support and maintenance	767,678	491,054
Paycheck Protection Progam loan forgiveness (Note 7(e))	–	(791,813)
Other	429,843	262,492
	$17,422,680	10,840,288

	For the three months ended
General and administration expenses	March 31, 2022	March 31, 2021
Employee costs	$256,613	$301,220
Legal and accounting	278,559	143,668
Contractors and other third party expenses	–	40,560
Other	113,871	127,227
	$649,043	$612,675

	For the three months ended
Employee costs and benefits	March 31, 2022	March 31, 2021
Employee costs	$12,688,857	$8,659,536
Share-based compensation expense	35,289	55,908
	$12,724,146	$8,715,444

15

Wow Unlimited Media Inc.

Notes to the Condensed Interim Consolidated Financial Statements

For the three months ended March 31, 2022 and 2021 (Unaudited)

Expressed in Canadian dollars

12.	Earnings (loss) per share

Basic earnings (loss) per share is calculated by dividing the net income (loss) attributable to common shareholders of the Company by the weighted average number of common shares outstanding during the period.

	For the three months ended
	March 31, 2022	March 31, 2021

Net income (loss)	$1,290,221	$1,332,321
Weighted average number of common shares outstanding	32,024,314	32,024,314

Earnings (loss) per share - basic	$0.04	$0.04

Diluted earnings (loss) per share is calculated by adjusting basic earnings (loss) per share, as described above, for the effects of all potentially dilutive instruments during the period.

	For the three months ended
	March 31, 2022	March 31, 2021

Net income (loss)	$1,290,221	$1,332,321
Interest expense on convertible debentures, net of tax (Note 8, 14)	104,865	104,865
Net income (loss) - diluted	$1,395,086	$1,437,186

Weighted average number of common shares outstanding	32,024,314	32,024,314
Effect of potentially dilutive convertible debentures (Note 8)	8,545,455	8,545,455
Effect of potentially dilutive stock options (Note 13)	581,701	34,091
Weighted average number of common shares outstanding - diluted	41,151,470	40,603,860

Earnings (loss) per share - diluted	$0.03	$0.04

For the three months ended March 31, 2022, 1,869,300 stock options were excluded from the diluted weighted average number of common shares outstanding calculation because their effect would have been anti-dilutive (March 31, 2021 – 2,802,672 stock options and 900,000 warrants).

16

Wow Unlimited Media Inc.

Notes to the Condensed Interim Consolidated Financial Statements

For the three months ended March 31, 2022 and 2021 (Unaudited)

Expressed in Canadian dollars

13.	Share-based compensation

Total share-based compensation expense from all forms of share-based payment awards for the three months ended March 31, 2022 was $35,289 (three months ended March 31, 2021 – $55,908).

14.	Finance costs

	For the three months ended
	March 31, 2022	March 31, 2021

Interest expense on interim production financing	$233,110	$193,557
Interest expense on bank indebtedness	15,263	21,638
Interest and accretion on convertible debentures (Note 8)	143,651	143,651
Interest accretion on lease obligations	248,042	221,249
Interest accretion on tangible benefits obligation (Note 6)	–	3,106
Interest capitalized to investments in film and television (Note 4)	(142,436)	(185,616)
	$497,630	$397,585

15.	Financial instruments

(a)	Fair value measurement of financial instruments

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Company categorizes its fair value measurements according to a three-level hierarchy. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 - Unadjusted quoted prices at the measurement date for identical assets or liabilities in active markets.

•	Level 2 - Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

•	Level 3 – Inputs that are based on unobservable inputs which are supported by little or no market activity.

17

Wow Unlimited Media Inc.

Notes to the Condensed Interim Consolidated Financial Statements

For the three months ended March 31, 2022 and 2021 (Unaudited)

Expressed in Canadian dollars

At December 31, 2021, the Company had 17 outstanding USD forward contracts with a total notional value of USD $4,022,730, with expiry dates ranging from February 28, 2022 to September 1, 2022, at an average rate of 1.2679. During the three months ended March 31, 2022, the Company entered into two new USD forward contracts with a total notional value of USD $500,000 (March 31, 2021 – USD $5,180,966), and exercised nine contracts of the existing USD forward contracts at an average exchange rate of 1.2682. As at March 31, 2022, the remaining outstanding USD forward contracts have a total notional value of USD $2,216,764. These contracts have an expiry date ranging from May 2, 2022, to September 1, 2022, at an average rate of 1.2577. For the three months ended March 31, 2022, the Company realized a loss of $6,149 and an unrealized gain of $22,550 in the condensed interim consolidated statements of comprehensive income (loss) (March 31, 2021 – realized gain $29,560 and unrealized gain $54,437).

The Company has designated its financial instruments as follows:

		March 31, 2022		December 31, 2021
	Fair Value Hierarchy	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Financial assets:
Amortized cost
Cash and cash equivalents	Level 1	$3,315,776	$3,315,776	$3,622,620	$3,622,620
Trade receivables	Level 2	12,405,133	12,405,133	14,271,843	14,271,843
Long-term accounts receivable	Level 2	96,639	96,639	276,860	276,860
Deposits	Level 2	106,389	106,389	106,142	106,142

Financial liabilities:
Amortized cost
Bank indebtedness	Level 2	1,836,993	1,836,993	976,265	976,265
Accounts payable and accrued liabilities	Level 2	7,468,691	7,468,691	8,586,911	8,586,911
Interim production financing	Level 2	21,081,179	21,081,179	22,282,119	22,282,119
Convertible debentures	Level 2	4,477,791	4,982,840	4,444,236	4,982,840
Lease obligations	Level 2	14,712,561	14,712,561	15,247,772	15,247,772
Other liabilities	Level 2	1,085,719	1,085,719	1,085,719	1,085,719
Fair value through profit or loss
Other financial liabilities	Level 2	60,176	60,176	82,726	82,726

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Wow Unlimited Media Inc.

Notes to the Condensed Interim Consolidated Financial Statements

For the three months ended March 31, 2022 and 2021 (Unaudited)

Expressed in Canadian dollars

(b)	Risks arising from financial instruments

Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due.

The Company’s liquidity needs can be met through a variety of sources including generating cash from operations, borrowing against license contracts, production service contracts, refundable tax credits receivable, entering into leases, the issuance of debentures, the issuance of shares, or the issuance of share purchase warrants. The Company manages liquidity risk by continuously monitoring actual and forecasted cash flows, using lease financing and by maintaining revolving credit facilities (Note 2 (d)).

The following table provides a contractual maturity analysis for financial liabilities:

As at March 31, 2022	< 1 year	1 to 5 years	Greater than 5 years	Total	Carrying Amount
Accounts payable and accrued liabilities	$7,468,691	$–	$–	$7,468,691	$7,468,691
Bank indebtedness	1,836,993	–	–	1,836,993	1,836,993
Lease obligations [1]	3,878,400	7,608,837	7,477,964	18,965,201	14,712,561
Interim production financing	21,081,179	–	–	21,081,179	21,081,179
Convertible debentures [1]	446,500	4,982,579	–	5,429,079	4,477,791
Other liabilities[1]	1,057,548	57,041	–	1,114,589	1,085,719
	$35,769,311	$12,648,457	$7,477,964	$55,895,732	$50,662,934

1 Includes estimated interest that will be paid to the end of their respective terms.

16.	Consolidated statement of cash flows - supplemental information

(a)	Changes in non-cash working capital

The net change in non-cash working capital related to operations for the three months ended March 31, 2022 and 2021, are as follows:

	For the three months ended
	March 31, 2022	March 31, 2021

Trade and other accounts receivable	$1,647,671	$(888,448)
Prepaid expenses, deposits and other	265,468	44,543
Deposits	(247)	433
Accounts payable and accrued liabilities	(1,228,316)	(1,013,325)
Deferred revenue	(915,766)	1,625,051
Other current and non-current liabilities	896	(37,192)
Net change in non-cash working capital	$(230,294)	$(268,938)

19

Wow Unlimited Media Inc.

Notes to the Condensed Interim Consolidated Financial Statements

For the three months ended March 31, 2022 and 2021 (Unaudited)

Expressed in Canadian dollars

(b)	Cash and cash equivalents on the consolidated statements of cash flows are comprised of the following:

	March 31, 2022	December 31, 2021	March 31, 2021

Cash and cash equivalents	$3,315,776	$3,622,620	$4,484,881
Bank indebtedness	(1,836,993)	(976,265)	(2,336,156)
	$1,478,783	$2,646,355	$2,148,725

17.	Subsequent event

Genius Brands International, Inc. acquisition

On October 27, 2021, the Company announced it had entered into a definitive arrangement agreement with Genius Brands International, Inc. ("Genius Brands") (NASDAQ: GNUS) whereby Genius Brands would acquire all of the issued and outstanding shares of the Company for consideration comprised of cash and stock (the “Transaction”). In connection with the Transaction, the outstanding convertible debentures of the Company would convert into WOW Unlimited shares and would participate on the same basis as shares of WOW Unlimited. On April 6, 2022, Genius Brands, together with WOW Unlimited, announced completion of the Transaction of WOW Unlimited by Genius Brands through Wow Exchange Co. Inc. (the “Purchaser”), a wholly owned subsidiary of Genius Brands.

Under the terms of the Transaction, the Purchaser acquired each of the issued and outstanding WOW Unlimited Shares, for $1.169 (less applicable withholdings) and either 0.271 of a Genius Brands share (the “Genius Shares”) or, if validly elected, 0.271 of an Exchangeable Share, in the capital of the Purchaser (the “Exchangeable Shares”). The aggregate consideration delivered pursuant to the Transaction for WOW Unlimited shares was $47,696,640 of cash, 10,365,823 Genius Shares and 691,262 Exchangeable Shares. Each whole Exchangeable Share is exchangeable for one whole Genius Share, subject to adjustment, in accordance with the terms thereof.

The common voting shares and the variable voting shares of the Company were delisted from the TSX-V and OTCQX on April 8, 2022. The Company ceased to be a reporting issuer in British Columbia, Alberta, Ontario, and Quebec.

20